NEWBUILDINGS	6 Months Ended
Jun. 30, 2016
Newbuildings [Abstract]
Newbuildings
NEWBUILDINGS

(in thousands of $)
Balance at December 31, 2015	338,614
Installments and newbuilding supervision fees	205,972
Interest capitalized	2,200
Transfers to Vessels and Equipment	(353,002)
Balance at June 30, 2016	193,784

The carrying value of newbuildings represents the accumulated costs we have paid ,or accrued for ,by way of purchase installments and other capital expenditures together with capitalized loan interest. As of June 30, 2016 two installments of $5.2 million in total were accrued for. The carrying value of newbuildings at June 30, 2016 relates to nine Capesize and three Supramax dry bulk newbuildings (December 31, 2015: thirteen Capesize, two Newcastlemax and three Supramax dry bulk newbuildings).

In 2015, we sold two newbuilding contracts to Frontline for $1.9 million and the proceeds for this sale were received in 2016.